UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):  November 16, 2009
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

As previously announced, Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement, dated October 28, 2009 (the “Agreement”), to acquire substantially all of the assets of Triad Energy Corporation, a West Virginia corporation (“Triad”), and certain of its affiliated entities.  In connection with the Agreement, on October 29, 2009 the Company filed a Current Report on Form 8-K regarding certain financial information with respect to Triad and the combined company.

The Company is filing this Current Report on Form 8-K in order to provide certain supplemental financial information regarding the combined company for potential investors and to incorporate such information by reference in pending and future registration statements under the Securities Act of 1933, as amended.  The unaudited pro forma balance sheet of the Company as of September 30, 2009 and the unaudited pro forma income statement for the year ended December 31, 2008 and the nine month period ended September 30, 2009, which each give effect to (i) the proposed purchase of Triad’s assets (including the issuance of redeemable convertible preferred stock by the Company to Triad and its designees as part of the consideration for the assets), (ii) the incurrence of indebtedness by the Company pursuant to the proposed new revolving credit facility, (iii) the Company’s issuance of additional shares of common stock between October 31, 2009 and November 16, 2009 and (iv) the proposed issuance of shares of series C preferred stock, are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference (collectively, the “Pro Forma Financial Information”).  Sections (iii) and (iv) above are being included in the Pro Forma Financial Information as both are closing conditions under the Agreement to the Company’s acquisition of Triad.  The Pro Forma Financial Information includes TriTex Energy, L.L.C. and TriTex Resources L.L.C., affiliates of Triad, the assets of which are not being acquired by the Company pursuant to the Agreement, and does not include Alpha Drilling Ltd., an affiliate of Triad, the assets of which are being acquired by the Company pursuant to the Agreement.  The Pro Forma Financial Information should be read in conjunction with the notes thereto, the Company’s Current Report on Form 8-K, filed on October 28, 2009, and the consolidated financial statements of the Company and the notes thereto as filed with the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Forward-Looking Statements

This Current Report on Form 8-K (including the information included or incorporated by reference herein) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Such statements may include, but are not limited to, statements about the benefits of the proposed agreement between the Company and Triad, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of the Company’s and Triad’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking information.

The following factors, among others could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed acquisition of the Triad assets will not be realized, or will not be realized within the expected time period, due to, among other things, the risk that the assets will not be integrated successfully, disruption from the asset purchase making it more difficult to maintain business and operational relationships, the possibility that the asset purchase does not close, including, but not limited to, due to the failure to satisfy the closing conditions, the Company’s and Triad’s ability to accurately predict future market conditions; the actual terms of the financing required for the asset purchase and/or the failure to obtain such financing, and the risks of new and changing regulation of the oil and gas industry.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2008, the registration statement filed by the Company on September 16, 2009, as amended and supplemented from time to time, and the Company’s other filings with the Securities and Exchange Commission from time to time. You are cautioned not to place undue reliance on such statements.  We undertake no obligation to publicly update or revise any forward-looking statement.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma financial statements and related notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: November 16, 2009	By:	/s/ Ronald D. Ormand
Name: Ronald D. Ormand
Title: EVP and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma financial statements and related notes